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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 2, 1999 included in this Form 10-K, into the Company's previously filed Registration Statements No.'s. 333-51269, 333-35997,
333-00346, 333-09425, 333-14325, 333-21709, 333-51249 and 333-43707.





San Francisco, California                              ARTHUR ANDERSEN LLP
March 29, 1999